UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-121
Name of Registrant: Vanguard Wellington Fund
Address of Registrant: P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: November 30
Date of reporting period: December 1, 2008 – November 30, 2009
Item 1: Reports to Shareholders

Vanguard Wellington™ Fund
Annual Report
November 30, 2009

> For the fiscal year ended November 30, 2009, Vanguard Wellington Fund returned about 26%, ahead of its composite index benchmark and in line with the average return of its peer group.

> Wellington Fund benefited from superior stock selection in a handful of sectors,

most notably health care and materials. The fund’s bond holdings received a lift from mortgage-backed securities.

> The fund’s average annual return of about 6% for Investor Shares for the ten years ended November 30, 2009, exceeded the return of its composite index benchmark and the average return of its peer group.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	8
Results of Proxy Voting	12
Fund Profile	13
Performance Summary	15
Financial Statements	17
Your Fund’s After-Tax Returns	32
About Your Fund’s Expenses	33
Trustees Approve Advisory Agreement	35
Glossary	36

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Wellington Fund
Investor Shares	VWELX	26.46%
Admiral™ Shares[1]	VWENX	26.57
Wellington Composite Index[2]		23.87
Mixed-Asset Target Allocation Growth Funds Average[3]		26.23

Your Fund’s Performance at a Glance
November 30, 2008–November 30, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Wellington Fund
Investor Shares	$23.79	$28.99	$0.926	$0.000
Admiral Shares	41.10	50.07	1.648	0.000

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2 Weighted 65% Standard & Poor’s 500 Index and 35% Barclays Capital U.S. Credit A or Better Bond Index.
3 Derived from data provided by Lipper Inc.

President’s Letter

Dear Shareholder:

For the fiscal year that ended November 30, 2009, Vanguard Wellington Fund’s Investor Shares and Admiral Shares both returned about 26%, a strong performance driven by the stock market’s turnaround and the fund advisor’s expert stock selection. By comparison, the fund’s benchmark, the unmanaged Wellington Composite Index, returned about 24%.

While stocks in a variety of industries made solid contributions as markets rallied during the dramatic recovery, the fund’s health care and materials holdings were especially impressive. Wellington Management Company, the fund’s advisor, also made wise decisions in the consumer staples, energy, and industrial sectors.

All ten equity sectors in the fund had positive returns, and only the utilities and telecommunication services groups returned less than double digits. The fixed income portion of the fund also outperformed the fund’s fixed income benchmark.

If you hold the Wellington Fund in a taxable account, you may wish to review the section on the fund’s after-tax returns later in this report.

Stock markets worldwide produced double-digit returns

For the 12 months ended November 30, U.S. stocks posted significant gains, as the steep losses suffered during the first few months were erased by the rally that began in March. The stock market’s rebound seemed to anticipate an improvement in the broader economy, which began to show signs of growth in the second half of the period.

The story was similar in many international markets: They collapsed in late 2008 and early 2009, then rebounded at a startling rate. The recovery was especially swift and powerful in emerging markets, many of which came out of the financial crisis in better fiscal and economic shape than their developed-market counterparts.

Despite the strong performance seen since March, the longer-term returns of most stock market indexes bear witness to the trials suffered by many investors in the not-

so-distant past. Over the past three years, for example, both U.S. and international stock indexes have declined. Five-year annualized returns for U.S. stocks as of November 30 were mostly positive, but far from impressive. Stock markets abroad fared better over this longer period, posting average annual returns of almost 7%.

For bonds, a period of panic was followed by robust returns

Volatility was also a theme in the fixed income market over the past 12 months. At the peak of the credit crisis in late 2008, investors shunned just about any security not issued by the U.S. Treasury. This stampede to quality led to the widest gap between the very low yields of Treasuries and the much higher yields of corporate bonds since the Great Depression.

Market Barometer
	Average Annual Total Returns
	Periods Ended November 30, 2009
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	27.38%	–5.71%	1.02%
Russell 2000 Index (Small-caps)	24.53	–8.36	–0.46
Dow Jones U.S. Total Stock Market Index	28.06	–5.55	1.24
MSCI All Country World Index ex USA (International)	47.13	–2.73	6.75

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	11.63%	6.40%	5.49%
Barclays Capital Municipal Bond Index	14.17	4.17	4.50
Citigroup 3-Month Treasury Bill Index	0.20	2.36	2.91

CPI
Consumer Price Index	1.84%	2.40%	2.52%

In early spring, “green shoots” began to emerge—signs that aggressive fiscal and monetary policies were getting the global economy back on its feet. Investors’ appetite for risk returned to more normal levels and the demand for corporate bonds increased, raising their prices and bringing down their yields. For the 12 months ended November 30, taxable and municipal bonds each notched double-digit results, returning about 12% and 14%, respectively.

Shorter-term savings vehicles, including money market funds, didn’t fare as well. They became casualties of the Fed’s dramatic cuts in short-term interest rates, which were intended to nurse the economy, the markets, and banks back to health. In December 2008, the Fed reduced its target for the federal funds rate, a benchmark for the interest rates paid by money market instruments and other very short-term securities, to between 0% and 0.25%. The target has stayed there ever since. After its meeting in early November, the Fed said it expected to maintain the target at this level “for an extended period.”

Stocks and bonds contribute to success

The Wellington Fund’s fiscal year began amid extreme volatility in the financial markets and the deepest recession since the 1930s. As the stock market skidded toward its bottom in March, however, investment opportunities arose. Wellington Management Company has distinguished itself over the years with its value-oriented

Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Mixed-Asset
			Target Allocation
	Investor	Admiral	Growth Funds
	Shares	Shares	Average
Wellington Fund	0.35%	0.23%	1.08%

1 The fund expense ratios shown are from the prospectus dated March 20, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended November 30, 2009, the fund’s expense ratios were
0.34% for Investor Shares and 0.23% for Admiral Shares. The peer group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

approach, and its patience and expertise were rewarded as the market subsequently revived. Through its expert stock selection, it was able to find hidden gems in the bargain bin.

The fund’s stock holdings, which represented about two-thirds of its assets, on average, returned about 28% for the fiscal year. In comparison, the fund’s equity benchmark, the Standard & Poor’s 500 Index, returned about 25%.

Consolidations made a major difference in the health care sector on both an absolute basis and compared with the equity benchmark. Both Schering-Plough and Wyeth advanced significantly after receiving premium buyout offers and eventually merging with Merck and Pfizer, respectively. The fund’s pharmaceutical holdings also benefited from strategic collaborations and new product approvals. Cost-cutting efforts and solid sales lifted the fund’s biotechnology stocks.

Strong stock choices also boosted the fund’s holdings in the materials sector. Metals and mining firms and chemical companies rose as worldwide demand for commodities increased. Global demand and signs of improvement in the economy also helped conglomerates and construction firms in the industrial sector.

Further strength came from the consumer staples sector, where the fund limited its exposure to weaker performers such as Procter & Gamble while holding sizable positions in better performers such as

Total Returns
Ten Years Ended November 30, 2009
Average
Annual Return
Wellington Fund Investor Shares	6.20%
Wellington Composite Index	2.15
Mixed-Asset Target Allocation Growth Funds Average[1]	2.06

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Derived from data provided by Lipper Inc.

SABMiller, the global brewing company. Similarly perceptive decisions aided the fund in the energy sector, particularly among integrated oil and gas companies.

In contrast, although the fund’s holdings in information technology were among its best performers and made a significant contribution to total return, they didn’t keep up with those of the equity benchmark. The advisor’s preference for dividend-paying companies, which aren’t abundant in the IT universe, limited the fund’s exposure to some of the year’s top performers.

Wellington’s fixed income holdings, which represented about one-third of the fund’s assets, on average, returned about 23%, compared with less than 20% for its fixed income benchmark, the Barclays Capital U.S. Credit A or Better Bond Index. The fund’s exposure to mortgage-backed securities, which are not in the index, helped its results.

For more on the fund’s positioning during the fiscal year, please see the Advisor’s Report that follows this letter.

Through a volatile decade, the fund remains commendable

The Wellington Fund, which celebrated its 80th anniversary on July 1 and is the nation’s oldest balanced mutual fund, has endured every type of market condition and challenge since its inception in the months before the stock market crash of 1929. The fund has sought to maintain a balance of between 60% to 70% stocks and 30% to 40% bonds during its long history, and has performed admirably through the years.

The fund’s record during the past ten tumultuous years is one to be proud of. For the last decade, through the bursting of the tech-stock bubble in 2000 and the subprime-mortgage crisis of 2008, the Wellington Fund has recorded an average annual return of about 6%. Over the same period, the fund exceeded the average annual returns of the all-stock S&P 500 Index (–0.57%) and the unmanaged Wellington Composite Index (about 2%), as well as the average return of its peer group (about 2%).

Wellington Management Company has continued to build on its legacy of prudent management and strong performance with expert selection of reasonably valued stocks and investment-grade bonds. The fund’s ongoing cost advantage has also been a key to success, as you, the rightful owner, keep more of the fund’s returns.

Balanced approach stands the test of time

The financial markets, always unpredictable, have been especially chaotic during the past two years, underscoring how important it is for investors to take a long-term approach to portfolio management.

Vanguard encourages investors to select a diversified mix of stock, bond, and money market funds that fits their time horizon, risk tolerance, and goals. A balanced fund can help you do that, and can deliver performance that doesn’t trace the highest or lowest points of the market. We believe that the Wellington Fund, with its 80-year-strong commitment to diversification, low costs, and a long-term view, can serve an important role in a well-designed investment plan.

On another matter, I would like to inform you that on January 1, 2010, we will complete a leadership transition that began in March 2008. I will succeed Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor.

Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for your entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
President and Chief Executive Officer
December 10, 2009

Advisor’s Report

Vanguard Wellington Fund’s Investor Shares returned about 26% for the fiscal year ended November 30, 2009. The performance exceeded the return for the composite index, which is weighted 65% in large-capitalization stocks and 35% in high-quality corporate bonds, as well as the average return of mixed-asset target allocation growth funds.

The investment environment

Stocks gained just over 25%, as measured by the S&P 500 Index, for the 12-month period ended November 30, 2009. U.S. equities snapped back in November, rising for the eighth time in the past nine months. Markets closed modestly off their peak levels as news of debt problems in Dubai briefly sparked a rise in risk aversion toward the end of the period. While the news shook global markets, equity markets finished the period significantly higher than their March 2009 lows, with emerging markets continuing their dominance over developed markets as investors favored higher-risk assets.

Recent actions taken by banks and other financial services companies to increase their capital strength, in addition to the broader rally in equity prices, appear to have taken the risk of further severe economic decline off the table. However, the most recent economic news has been mixed. As consumers improve their balance sheets, confidence remains low amid a worsening unemployment rate and sluggish housing market.

The return of growth to the U.S. economy has been uneven and, for the most part, government-assisted, but the return of liquidity and risk appetite to the bond market has been nothing short of dramatic. Lower Treasury yields have allowed other borrowing costs to decline. Drops in mortgage rates, swap rates, and the cost of borrowing between banks (as represented by the London Interbank Offered Rate, or LIBOR) have provided relief for some mortgage and nonfinancial corporate borrowers. However, year-end profit-taking and fears that Dubai’s debt restructuring announcement would have negative systemic implications halted the advances of nongovernment fixed income markets toward the end of the period.

Our successes

Strong stock selection was the main driver of overall equity performance for the period. Select holdings in the health care, energy, materials, consumer staples, and industrials sectors added to results. Top absolute contributors during the period included IBM, Schering-Plough, JPMorgan Chase, Wells Fargo, and International Paper.

IBM’s solid earnings in a tough environment led to outperformance for the period. Schering-Plough’s stock price jumped significantly following news that it would combine with Merck as part of a reverse merger. JPMorgan Chase shares surged in May after the bank announced that it planned to repay the money it received under the Troubled Asset Relief Program (TARP) without raising capital. More recently shares have benefited from improved earnings. We added to our holding in International Paper in April after the company strengthened its balance sheet through a debt refinancing. The company’s shares gained as earnings per share and cash flow generation were better than the market expected, further improving the company’s balance sheet. Wells Fargo benefited from a stock offering that helped secure the company’s financial position and focused investors’ attention on the company’s future earnings power.

The fund’s bond portfolio also performed well. Security selection within the corporate sector, particularly holdings in insurance and consumer cyclicals and noncyclicals, was the primary driver of outperformance for the period.

Our shortfalls

Within the equity portion of the fund, security selection in the information technology and telecommunication services sectors detracted modestly from results. Also detracting from returns were meaningfully underweighted positions to the information technology and consumer discretionary sectors and overweighted positions in the utilities and telecommunication services sectors. Absolute detractors for the period included Bank of America, Capital One, and General Electric.

Bank of America shares declined after the company posted its first quarterly loss of the year. Steeper consumer and commercial loan losses more than offset a boost in revenue from Bank of America’s acquisition of Merrill Lynch and strong trading profits. Capital One saw a rapid escalation in credit card losses as a result of the economic slowdown. We eliminated our position early in the period. General Electric, the industrial and financial services giant, saw shares tumble on missed first-quarter earnings, concerns over the stability of its GE Capital finance unit, and the subsequent rating downgrade by both Moody’s and Standard & Poor’s. We reduced our exposure to GE, starting late in 2008, but not before the fund had borne the brunt of the share-price decline. Shares of General Electric gained more recently on news that the company was in talks to sell its stake in NBC Universal to Comcast (the companies announced that they had reached an agreement shortly after the close of the fiscal period).

Within fixed income, our U.S. Treasury holdings, which we maintain for potential liquidity needs, underperformed higher-risk assets during the period.

The fund’s positioning

We continue to search diligently for attractively valued companies with strong operating characteristics. We are particularly interested in the stocks of companies whose business fundamentals are poised to improve. As always, an above-average dividend is central to our stock selection process.

Our discipline is focused on identifying industries where the outlook for balance between supply and demand will be favorable. Health care, as a group, continues to be weak as government reform and an apparent rebound in global economic activity have led investors to seek returns elsewhere. This has presented opportunities to buy high-quality, cash-generative businesses at compelling valuations. Apathy among investors regarding consumer staples has given us an opportunity to buy leading global brands at very attractive valuations. At the end of the period, the fund was overweighted in the energy, health care, industrial, and financial sectors, and underweighted in the information technology and consumer sectors.

We believe the U.S. government’s fiscal and monetary policies are beginning to take hold, and we are positioning the fund’s bond portfolio for a bottoming in the economic contraction. With that, we should also see a bottoming in interest rates for this cycle and a continued appetite for non-Treasury bonds such as corporates and some mortgage-backed bonds.

Fixed income holdings in the fund continue to be of very high quality. We have greatly reduced our exposure to agency pass-through mortgage securities because valuations seem just short of fair and we see the looming end to the Federal Reserve’s buying program as a negative for this sector. We are rebuilding our liquidity position. With yield spreads between Treasuries and other types of issues greatly compressed in recent quarters, we are more inclined to hold short-duration Treasuries than cash in the liquidity positioning of the fund.

Edward P. Bousa, CFA, Senior Vice
President and Equity Manager

John C. Keogh, Senior Vice President and
Fixed Income Manager

Wellington Management Company, LLP

December 12, 2009

Equity Portfolio Changes
Year Ended November 30, 2009

Additions	Comments
Johnson & Johnson	We added a new position in this pharmaceuticals stock when
valuations were nearly at bottom. We think the challenges in the pharmaceuticals pipeline are well understood and the company’s broadly diversified health care platform offers powerful cross-
division opportunities.
Pfizer	We added a new position in this pharmaceuticals stock after Pfizer announced its plan to merge with Wyeth. We feel the combined company will benefit from Pfizer’s global distribution platform.

Deletions	Comments
Abbott Laboratories	We eliminated our position in Abbott as we expect increased
competition for its arthritis treatment to have a negative impact on earnings.
Verizon Communications	We eliminated our position in Verizon because of our concerns about management’s ability to effectively run the business, which is under pressure as a result of the impact the iPhone is having on Verizon Wireless.

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for the fund.

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the fund prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	893,642,808	29,337,599	96.8%
Charles D. Ellis	889,560,026	33,420,381	96.4%
Emerson U. Fullwood	890,219,195	32,761,211	96.5%
Rajiv L. Gupta	891,747,761	31,232,646	96.6%
Amy Gutmann	892,556,504	30,423,902	96.7%
JoAnn Heffernan Heisen	892,285,256	30,695,151	96.7%
F. William McNabb III	893,078,484	29,901,922	96.8%
André F. Perold	890,448,946	32,531,461	96.5%
Alfred M. Rankin, Jr.	892,392,947	30,587,459	96.7%
Peter F. Volanakis	893,102,756	29,877,651	96.8%

Proposal 2—Update and standardize the funds’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Wellington Fund
2a	833,553,734	20,277,283	30,286,099	38,863,291	90.3%
2b	827,654,311	22,279,782	34,183,022	38,863,292	89.7%
2c	790,356,918	21,745,186	72,015,011	38,863,292	85.6%
2d	800,125,741	22,001,190	61,990,180	38,863,295	86.7%
2e	816,162,866	21,626,241	46,328,007	38,863,293	88.4%
2f	824,800,880	21,927,667	37,388,566	38,863,293	89.4%
2g	830,940,109	21,423,386	31,753,622	38,863,289	90.0%

Wellington Fund

Fund Profile
As of November 30, 2009

Total Fund Characteristics

Yield[1]
Investor Shares	2.5%
Admiral Shares	2.6%
Turnover Rate	28%
Expense Ratio[2]
Investor Shares	0.35%
Admiral Shares	0.23%
Short-Term Reserves	1.4%

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[3]	Index[4]
Consumer Discretionary	5.8%	9.4%	10.1%
Consumer Staples	9.5	11.7	10.1
Energy	15.8	12.0	11.3
Financials	16.6	14.5	16.1
Health Care	15.6	12.8	12.6
Industrials	12.4	10.4	10.6
Information Technology	11.8	18.9	18.6
Materials	4.3	3.6	4.0
Telecommunication
Services	3.7	3.1	2.9
Utilities	4.5	3.6	3.7

Total Fund Volatility Measures[5]
	Fund Versus	Fund Versus
	Composite Index[6]	Broad Index[4]
R-Squared	0.98	0.93
Beta	0.94	0.64

Ten Largest Stocks[7] (% of equity exposure)

AT&T Inc.	integrated
	telecommunication
	services	3.7%
Chevron Corp.	integrated oil
	and gas	2.7
International Business
Machines Corp.	computer hardware	2.7
Merck & Co. Inc.	pharmaceuticals	2.4
Wells Fargo & Co.	diversified banks	2.4
Total SA ADR	integrated oil
	and gas	2.4
Exxon Mobil Corp.	integrated oil
	and gas	2.3
JPMorgan Chase & Co.	diversified
	financial services	1.9
Pfizer Inc.	pharmaceuticals	1.9
Eli Lilly & Co.	pharmaceuticals	1.9
Top Ten		24.3%
Top Ten as % of Total Net Assets		16.0%

Fund Asset Allocation

1 30-day SEC yield. See the Glossary.
2 The expense ratios shown are from the prospectus dated March 20, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended November 30, 2009, the expense ratios were 0.34% for
Investor Shares and 0.23% for Admiral Shares.
3 S&P 500 Index.
4 Dow Jones U.S. Total Stock Market Index.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 Wellington Composite Index, weighted 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Bond Index.
7 The holdings listed exclude any temporary cash investments and equity index products.

Wellington Fund

Equity Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	103	500	4,289
Median Market Cap	$53.8B	$44.1B	$30.5B
Price/Earnings Ratio	19.0x	29.2x	34.2x
Price/Book Ratio	2.0x	2.2x	2.1x
Dividend Yield	2.6%	2.0%	1.8%
Return on Equity	21.7%	20.8%	19.2%
Earnings Growth Rate	6.5%	8.5%	8.3%
Foreign Holdings	13.1%	0.0%	0.0%

Fixed Income Characteristics
		Comparative	Broad
	Fund	Index[3]	Index[4]
Number of Bonds	428	2,051	8,434
Yield to Maturity	3.8%[5]	3.8%	3.2%
Average Coupon	5.2%	5.4%	4.7%
Average Effective
Maturity	9.3 years	9.2 years	6.4 years
Average Quality[6]	A1	Aa3	Aa1
Average Duration	5.9 years	6.0 years	4.2 years

Sector Diversification[7]
(% of fixed income portfolio)

Asset-Backed/Commercial Mortgage-Backed	0.1%
Finance	36.4
Foreign	4.5
Government Mortgage-Backed	0.1
Industrial	31.2
Treasury/Agency	14.4
Utilities	9.2
Other	4.1

Distribution by Credit Quality[6]
(% of fixed income portfolio)

Aaa	17.8%
Aa	20.3
A	47.9
Baa	12.5
B	0.0
Other	0.3

Equity Investment Focus

Fixed Income Investment Focus

1 S&P 500 Index.
2 Dow Jones U.S. Total Stock Market Index.
3 Barclays Capital U.S. Credit A or Better Bond Index.
4 Barclays Capital U.S. Aggregate Bond Index.
5 Before expenses.
6 Moody’s Investors Service.
7 The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.
See the glossary of investment terms.

Wellington Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 1999–November 30, 2009
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended November 30, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
Wellington Fund Investor Shares[1]	26.46%	5.28%	6.20%	$18,253
Dow Jones U.S. Total Stock Market Index	28.06	1.24	0.27	10,278
S&P 500 Index	25.39	0.71	–0.57	9,443
Wellington Composite Index[2]	23.87	2.42	2.15	12,375
Mixed-Asset Target Allocation
Growth Funds Average[3]	26.23	1.86	2.06	12,266

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[4]	Investment
Wellington Fund Admiral Shares	26.57%	5.40%	5.65%	$159,951
Dow Jones U.S. Total Stock Market Index	28.06	1.24	1.44	112,985
S&P 500 Index	25.39	0.71	0.37	103,246
Wellington Composite Index[2]	23.87	2.42	2.71	125,651

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Weighted 65% S&P 500 Index and 35% Lehman U.S. Long Credit AA or Better Index through February 29, 2000; and 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Bond Index thereafter.
3 Derived from data provided by Lipper Inc.
4 Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception: May 14, 2001.
See Financial Highlights for dividend and capital gains information.

Wellington Fund

Fiscal-Year Total Returns (%): November 30, 1999–November 30, 2009

Average Annual Total Returns for periods ended September 30, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[2]	7/1/1929	4.53%	5.21%	2.50%	3.45%	5.95%
Admiral Shares	5/14/2001	4.66	5.34	1.79[3]	3.47[3]	5.26[3]

1 Weighted 65% S&P 500 Index and 35% Lehman U.S. Long Credit AA or Better Index through February 29, 2000; and 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Bond Index thereafter.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
3 Return since inception.
See Financial Highlights for dividend and capital gains information.

Wellington Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of November 30, 2009

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Staples Inc.	13,817,800	322,231	0.7%
Comcast Corp. Class A	20,571,100	301,778	0.6%
Consumer Discretionary—Other †		1,166,906	2.5%
		1,790,915	3.8%
Consumer Staples
Wal-Mart Stores Inc.	9,117,000	497,332	1.0%
Nestle SA ADR	9,705,000	461,473	1.0%
Procter & Gamble Co.	6,241,775	389,175	0.8%
Philip Morris International Inc.	7,167,200	344,671	0.7%
PepsiCo Inc.	5,317,400	330,848	0.7%
Kimberly-Clark Corp.	4,687,600	309,241	0.7%
Consumer Staples—Other †		595,385	1.3%
		2,928,125	6.2%
Energy
Chevron Corp.	10,810,200	843,628	1.8%
Total SA ADR	11,662,500	725,291	1.5%
Exxon Mobil Corp.	9,505,300	713,563	1.5%
BP PLC ADR	6,844,000	391,340	0.8%
Anadarko Petroleum Corp.	6,310,000	375,634	0.8%
XTO Energy Inc.	8,587,500	364,454	0.8%
EnCana Corp.	6,466,704	348,426	0.8%
Marathon Oil Corp.	8,888,900	289,956	0.6%
Energy—Other †		820,045	1.7%
		4,872,337	10.3%
Financials
Wells Fargo & Co.	26,490,717	742,800	1.6%
JPMorgan Chase & Co.	14,032,276	596,231	1.3%
MetLife Inc.	11,204,305	383,075	0.8%
ACE Ltd.	7,131,300	347,366	0.7%
PNC Financial Services Group Inc.	6,058,700	345,407	0.7%
Bank of America Corp.	21,765,500	344,983	0.7%

Wellington Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Muenchener Rueckversicherungs AG	1,818,553	285,328	0.6%
Goldman Sachs Group Inc.	1,323,300	224,511	0.5%
Financials—Other †		1,801,719	3.8%
		5,071,420	10.7%
Health Care
Merck & Co. Inc.	20,796,652	753,047	1.6%
Pfizer Inc.	32,591,241	592,183	1.2%
Eli Lilly & Co.	15,596,800	572,870	1.2%
Medtronic Inc.	12,054,900	511,610	1.1%
Johnson & Johnson	7,996,400	502,494	1.1%
Bristol-Myers Squibb Co.	15,003,200	379,731	0.8%
^ AstraZeneca PLC ADR	7,465,100	334,660	0.7%
Teva Pharmaceutical Industries Ltd. ADR	5,583,900	294,774	0.6%
Health Care—Other †		856,565	1.8%
		4,797,934	10.1%
Industrials
Deere & Co.	9,285,000	496,840	1.0%
Siemens AG	3,799,000	372,590	0.8%
Lockheed Martin Corp.	4,351,000	336,028	0.7%
United Parcel Service Inc. Class B	5,810,500	333,929	0.7%
Waste Management Inc.	9,382,500	308,121	0.7%
General Electric Co.	10,500,600	168,220	0.4%
Industrials—Other †		1,816,207	3.8%
		3,831,935	8.1%
Information Technology
International Business Machines Corp.	6,637,000	838,585	1.8%
Microsoft Corp.	16,502,300	485,333	1.0%
Accenture PLC Class A	9,945,100	408,147	0.9%
Texas Instruments Inc.	15,734,100	397,915	0.9%
Hewlett-Packard Co.	6,049,000	296,764	0.6%
* Cisco Systems Inc.	12,221,200	285,976	0.6%
Automatic Data Processing Inc.	6,570,400	285,484	0.6%
Information Technology—Other †		631,424	1.3%
		3,629,628	7.7%

Materials †		1,335,392	2.8%

Telecommunication Services
AT&T Inc.	42,283,285	1,139,112	2.4%

Utilities
Dominion Resources Inc.	9,920,200	360,897	0.8%
FPL Group Inc.	6,320,800	328,492	0.7%
Exelon Corp.	6,790,800	327,181	0.7%
Utilities—Other †		375,184	0.8%
		1,391,754	3.0%
Total Common Stocks (Cost $24,941,462)		30,788,552	65.1%

Wellington Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury Note/Bond	1.000%	7/31/11	1,143,000	1,152,293	2.5%
United States Treasury Note/Bond	1.000%	9/30/11	525,000	528,937	1.1%
United States Treasury Note/Bond	2.750%	2/15/19	202,000	195,467	0.4%
				1,876,697	4.0%
Agency Bonds and Notes
[1] Bank of America Corp.	3.125%	6/15/12	50,000	52,461	0.1%
[1] General Electric Capital Corp.	2.000%–3.000%	12/9/11–9/28/12	98,985	101,957	0.2%
[1] John Deere Capital Corp.	2.875%	6/19/12	50,000	52,134	0.1%
1 JPMorgan Chase & Co.	3.125%	12/1/11	25,000	26,117	0.1%
1 PNC Funding Corp.	2.300%	6/22/12	13,590	14,010	0.0%
[1] Wells Fargo & Co.	3.000%	12/9/11	19,000	19,811	0.1%
Agency Bonds and Notes—Other †				113,184	0.2%
				379,674	0.8%

Conventional Mortgage-Backed Securities †				10,975	0.0%
Total U.S. Government and Agency Obligations (Cost $2,242,950)				2,267,346	4.8%
[2]Asset-Backed/Commercial Mortgage-Backed Securities (Cost $19,945) †				20,043	0.0%
Corporate Bonds
Finance
Banking
BAC Capital Trust VI	5.625%	3/8/35	96,180	68,816	0.1%
Bank of America Corp.	4.375%	12/1/10	10,000	10,258	0.0%
Bank of America NA	5.300%–6.000%	3/15/17–10/15/36	98,000	96,027	0.2%
Bank One Corp.	7.875%	8/1/10	40,000	41,896	0.1%
Golden West Financial Corp.	4.750%	10/1/12	10,000	10,567	0.0%
Goldman Sachs Group Inc.	5.000%–6.750%	1/15/11–10/1/37	322,995	337,998	0.7%
[3] JPMorgan Chase & Co.	3.700%–7.900%	2/1/11–12/29/49	264,636	278,028	0.6%
Merrill Lynch & Co. Inc.	5.770%–6.875%	7/25/11–9/15/26	188,000	194,128	0.4%
National City Bank
of Pennsylvania	7.250%	10/21/11	20,000	21,509	0.1%
National City Bank	7.250%	7/15/10	25,000	25,643	0.1%
National City Corp.	6.875%	5/15/19	13,950	15,228	0.0%
PNC Bank NA	4.875%	9/21/17	50,000	48,833	0.1%
[3] PNC Financial Services Group Inc.	8.250%	5/31/49	44,000	43,890	0.1%
Wachovia Bank NA	6.600%	1/15/38	60,000	64,927	0.1%
Wachovia Corp.	5.500%	5/1/13	35,000	37,881	0.1%
Wells Fargo & Co.	3.750%–6.375%	8/1/11–9/15/16	143,000	150,417	0.3%
Wells Fargo Bank NA	6.450%	2/1/11	5,000	5,306	0.0%
[3] Wells Fargo Capital XIII	7.700%	12/29/49	45,145	41,082	0.1%
Wells Fargo Financial Inc.	5.500%	8/1/12	20,000	21,666	0.1%
[2] Banking—Other †				2,122,852	4.5%
Brokerage †				16,655	0.0%
Finance Companies
General Electric Capital Corp.	5.250%–6.750%	2/22/11–8/7/37	252,200	265,275	0.5%
[2] Finance Companies—Other †				225,272	0.5%
[2] Insurance †				1,236,194	2.6%
Other Finance †				55,544	0.1%
[2] Real Estate Investment Trusts †				254,203	0.6%
				5,690,095	12.0%

Wellington Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
Industrial
	Basic Industry †				154,291	0.3%
	Capital Goods
	Deere & Co.	7.125%	3/3/31	17,500	21,552	0.0%
	General Electric Co.	5.250%	12/6/17	41,685	43,629	0.1%
	John Deere Capital Corp.	5.100%–5.350%	1/17/12–1/15/13	80,000	86,934	0.2%
[2]	Capital Goods—Other †				380,746	0.8%
	Communication
	AT&T Inc.	5.100%–6.800%	9/15/14–9/1/37	178,255	190,047	0.4%
	BellSouth Corp.	5.200%–6.550%	10/15/11–11/15/34	89,220	94,692	0.2%
	BellSouth Telecommunications Inc.	7.000%	12/1/95	27,600	27,831	0.1%
[2]	Communication—Other †				603,112	1.2%
	Consumer Cyclical
	Wal-Mart Stores Inc.	5.250%	9/1/35	18,000	18,136	0.1%
[2]	Consumer Cyclical—Other †				723,774	1.5%
	Consumer Noncyclical
	Eli Lilly & Co.	6.000%	3/15/12	45,000	49,810	0.1%
	Johnson & Johnson	5.150%	7/15/18	14,800	16,430	0.0%
	Medtronic Inc.	4.375%–4.750%	9/15/10–9/15/15	39,235	41,782	0.1%
	Merck & Co. Inc.	5.125%	11/15/11	69,000	74,668	0.1%
	Pfizer Inc.	5.350%	3/15/15	33,000	36,981	0.1%
	Wyeth	6.950%	3/15/11	30,000	32,376	0.1%
[2]	Consumer Noncyclical—Other †				1,272,529	2.7%
	Energy †				270,397	0.6%
	Other Industrial †				66,021	0.2%
	Technology
	IBM International Group Capital LLC	5.050%	10/22/12	50,000	55,001	0.1%
	International Business
	Machines Corp.	5.875%–8.375%	11/1/19–11/29/32	50,000	60,575	0.1%
	Technology—Other †				260,953	0.6%
[2]	Transportation †				293,048	0.6%
					4,875,315	10.3%
Utilities
[2]	Electric †				1,228,835	2.6%
[2]	Natural Gas †				168,659	0.4%
	Other Utility †				39,004	0.1%
					1,436,498	3.1%
Total Corporate Bonds (Cost $11,439,661)					12,001,908	25.4%
[2]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $672,022) †					709,177	1.5%
[2]Taxable Municipal Bonds (Cost $626,612) †					639,754	1.3%
Temporary Cash Investments
Repurchase Agreement
	BNP Paribas Securities Corp.
	(Dated 11/30/09, Repurchase
	Value $655,203,000, collateralized
	by Federal Home Loan Mortgage
	Corp. 4.500%–8.000%, 11/1/16–1/1/39,
	Federal National Mortgage Assn.
	3.500%–6.590%, 2/1/11–4/1/48,
	and Government National
	Mortgage Assn. 4.350%–5.500%,
	11/15/35 –12/15/49)	0.160%	12/1/09	655,200	655,200	1.4%

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Money Market Fund
[4,5]Vanguard Market Liquidity Fund	0.199%	45,350,300	45,350	0.1%
Total Temporary Cash Investments (Cost $700,550)			700,550	1.5%
Total Investments (Cost $40,643,202)			47,127,330	99.6%
Other Assets and Liabilities
Other Assets			487,358	1.0%
Liabilities[5]			(289,712)	(0.6%)
			197,646	0.4%
Net Assets			47,324,976	100.0%

At November 30, 2009, net assets consisted of:
				Amount
				($000)
Paid-in Capital				43,549,682
Undistributed Net Investment Income				201,646
Accumulated Net Realized Losses				(2,910,640)
Unrealized Appreciation (Depreciation)
Investment Securities				6,484,128
Foreign Currencies				160
Net Assets				47,324,976

Investor Shares—Net Assets
Applicable to 969,926,954 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				28,113,513
Net Asset Value Per Share—Investor Shares				$28.99

Admiral Shares—Net Assets
Applicable to 383,701,802 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				19,211,463
Net Asset Value Per Share—Admiral Shares				$50.07

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $43,256,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.
2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2009, the aggregate value of these securities was $1,817,288,000, representing 3.8% of net assets.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $45,350,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Statement of Operations

Year Ended
November 30, 2009
($000)
Investment Income
Income
Dividends[1]	775,599
Interest	787,989
Security Lending	11,053
Total Income	1,574,641
Expenses
Investment Advisory Fees—Note B
Basic Fee	27,424
Performance Adjustment	6,887
The Vanguard Group—Note C
Management and Administrative—Investor Shares	55,167
Management and Administrative—Admiral Shares	19,654
Marketing and Distribution—Investor Shares	5,879
Marketing and Distribution—Admiral Shares	3,713
Custodian Fees	227
Auditing Fees	28
Shareholders’ Reports and Proxies—Investor Shares	1,253
Shareholders’ Reports and Proxies—Admiral Shares	187
Trustees’ Fees and Expenses	75
Total Expenses	120,494
Expenses Paid Indirectly	(502)
Net Expenses	119,992
Net Investment Income	1,454,649
Realized Net Gain (Loss)
Investment Securities Sold	(2,314,957)
Futures Contracts	(5,710)
Swap Contracts	(8,042)
Foreign Currencies	1,859
Realized Net Gain (Loss)	(2,326,850)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	10,569,403
Swap Contracts	1,133
Foreign Currencies	(51)
Change in Unrealized Appreciation (Depreciation)	10,570,485
Net Increase (Decrease) in Net Assets Resulting from Operations	9,698,284

1 Dividends are net of foreign withholding taxes of $21,552,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,454,649	1,643,901
Realized Net Gain (Loss)	(2,326,850)	(588,530)
Change in Unrealized Appreciation (Depreciation)	10,570,485	(14,218,636)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,698,284	(13,163,265)
Distributions
Net Investment Income
Investor Shares	(877,808)	(1,033,168)
Admiral Shares	(594,812)	(682,485)
Realized Capital Gain[1]
Investor Shares	—	(1,290,892)
Admiral Shares	—	(799,806)
Total Distributions	(1,472,620)	(3,806,351)
Capital Share Transactions
Investor Shares	678,727	1,340,936
Admiral Shares	1,239,126	2,035,690
Net Increase (Decrease) from Capital Share Transactions	1,917,853	3,376,626
Total Increase (Decrease)	10,143,517	(13,592,990)
Net Assets
Beginning of Period	37,181,459	50,774,449
End of Period[2]	47,324,976	37,181,459

1 Includes fiscal 2008 short-term gain distributions totaling $174,714,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $201,646,000 and $219,849,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$23.79	$34.56	$33.76	$31.34	$30.54
Investment Operations
Net Investment Income	.909	1.037	1.059	.982	.886
Net Realized and Unrealized Gain (Loss)
on Investments	5.217	(9.289)	2.172	3.392	1.718
Total from Investment Operations	6.126	(8.252)	3.231	4.374	2.604
Distributions
Dividends from Net Investment Income	(.926)	(1.094)	(1.030)	(.980)	(.895)
Distributions from Realized Capital Gains	—	(1.424)	(1.401)	(.974)	(.909)
Total Distributions	(.926)	(2.518)	(2.431)	(1.954)	(1.804)
Net Asset Value, End of Period	$28.99	$23.79	$34.56	$33.76	$31.34

Total Return[1]	26.46%	–25.59%	10.09%	14.69%	8.86%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$28,114	$22,486	$31,451	$29,318	$26,074
Ratio of Total Expenses to
Average Net Assets[2]	0.34%	0.29%	0.27%	0.30%	0.29%
Ratio of Net Investment Income to
Average Net Assets	3.59%	3.44%	3.14%	3.10%	2.93%
Portfolio Turnover Rate	28%	30%	23%	25%	24%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.01%, 0.01%, 0.01%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$41.10	$59.71	$58.32	$54.15	$52.76
Investment Operations
Net Investment Income	1.619	1.848	1.894	1.768	1.610
Net Realized and Unrealized Gain (Loss)
on Investments	8.999	(16.048)	3.762	5.849	2.970
Total from Investment Operations	10.618	(14.200)	5.656	7.617	4.580
Distributions
Dividends from Net Investment Income	(1.648)	(1.950)	(1.847)	(1.765)	(1.620)
Distributions from Realized Capital Gains	—	(2.460)	(2.419)	(1.682)	(1.570)
Total Distributions	(1.648)	(4.410)	(4.266)	(3.447)	(3.190)
Net Asset Value, End of Period	$50.07	$41.10	$59.71	$58.32	$54.15

Total Return	26.57%	–25.52%	10.23%	14.82%	9.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,211	$14,696	$19,323	$15,851	$12,503
Ratio of Total Expenses to
Average Net Assets[1]	0.23%	0.18%	0.16%	0.17%	0.15%
Ratio of Net Investment Income to
Average Net Assets	3.70%	3.55%	3.25%	3.23%	3.09%
Portfolio Turnover Rate	28%	30%	23%	25%	24%

1 Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.01%, 0.01%, 0.01%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Notes to Financial Statements

Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund may use futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Wellington Fund

4. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific bond issuer. The fund has purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an upfront payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for debt instruments of the relevant reference entity, as determined either in a market auction for credit default swaps of such reference entity or pursuant to a pre-agreed upon-valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract. A primary risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

5. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

8. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

Wellington Fund

9. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the combined index comprising the S&P 500 Index and Barclays Capital U.S. Credit A or Better Bond Index. For the year ended November 30, 2009, the investment advisory fee represented an effective annual basic rate of 0.07% of the fund’s average net assets before an increase of $6,887,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2009, the fund had contributed capital of $9,455,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 3.78% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2009, these arrangements reduced the fund’s management and administrative expenses by $493,000 and custodian fees by $9,000. The total expense reduction represented an effective annual rate of 0.00% of the fund’s average net assets.

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Wellington Fund

The following table summarizes the fund’s investments as of November 30, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	29,567,241	1,221,311	—
U.S. Government and Agency Obligations	—	2,267,346	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	20,043	—
Corporate Bonds	—	12,001,908	—
Sovereign Bonds	—	709,177	—
Taxable Municipal Bonds	—	639,754	—
Temporary Cash Investments	45,350	655,200	—
Total	29,612,591	17,514,739	—

F. Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended November 30, 2009, were:

	Interest Rate	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(5,710)	—	(5,710)
Swap Contracts	—	(8,042)	(8,042)
Realized Net Gain (Loss) on Derivatives	(5,710)	(8,042)	(13,752)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	—	—	—
Swap Contracts	—	1,133	1,133
Change in Unrealized Appreciation (Depreciation) on Derivatives	—	1,133	1,133

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended November 30, 2009, the fund realized net foreign currency gains of $1,859,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

Wellington Fund

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized losses of $2,091,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at November 30, 2009, the fund had $295,440,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $2,913,854,000 to offset future net capital gains of $585,859,000 through November 30, 2016, and $2,327,995,000 through November 30, 2017.

At November 30, 2009, the cost of investment securities for tax purposes was $40,643,202,000. Net unrealized appreciation of investment securities for tax purposes was $6,484,128,000, consisting of unrealized gains of $7,638,395,000 on securities that had risen in value since their purchase and $1,154,267,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended November 30, 2009, the fund purchased $9,523,405,000 of investment securities and sold $9,383,100,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $3,599,867,000 and $1,804,485,000, respectively.

I. Capital share transactions for each class of shares were:

	Year Ended November 30,
	2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	3,655,303	144,636	4,384,153	144,706
Issued in Lieu of Cash Distributions	849,915	34,192	2,262,448	71,317
Redeemed	(3,826,491)	(153,943)	(5,305,665)	(180,912)
Net Increase (Decrease)—Investor Shares	678,727	24,885	1,340,936	35,111
Admiral Shares
Issued	2,941,896	66,378	3,429,156	65,145
Issued in Lieu of Cash Distributions	541,836	12,610	1,378,226	25,180
Redeemed	(2,244,606)	(52,839)	(2,771,692)	(56,390)
Net Increase (Decrease)—Admiral Shares	1,239,126	26,149	2,035,690	33,935

J. In preparing the financial statements as of November 30, 2009, management considered the impact of subsequent events occurring through January 11, 2010, for potential recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees and Shareholders of Vanguard Wellington Fund:

In our opinion, the accompanying statement of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Wellington Fund (the “Fund”) at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2009 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 11, 2010

Special 2009 tax information (unaudited) for Vanguard Wellington Fund

This information for the fiscal year ended November 30, 2009, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $674,051,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 39.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2009. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Wellington Fund Investor Shares[1]
Periods Ended November 30, 2009
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	26.46%	5.28%	6.20%
Returns After Taxes on Distributions	25.26	3.91	4.59
Returns After Taxes on Distributions and Sale of Fund Shares	17.44	4.08	4.62

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellington Fund	5/31/2009	11/30/2009	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,164.45	$1.74
Admiral Shares	1,000.00	1,165.10	1.19
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.46	$1.62
Admiral Shares	1,000.00	1,023.97	1.12

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.32% for Investor Shares and 0.22% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Wellington Fund has renewed the fund’s investment advisory agreement with Wellington Management Company, LLP. The board determined that the retention of the advisor was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The firm has advised the Wellington Fund since its inception in 1929. The two senior portfolio managers for the fund, Edward P. Bousa and John C. Keogh, each have over two decades of industry experience and are backed by well-tenured teams of equity and fixed income research analysts who conduct detailed fundamental analysis of their respective industries and companies. Wellington Management has seen a significant growth in assets in the past decade.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and the performance results have been excellent. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 163 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees[1]	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
John J. Brennan	Occupation(s) During the Past Five Years: Executive
Born 1954. Trustee Since May 1987. Chairman of	Chief Staff and Marketing Officer for North America
the Board. Principal Occupation(s) During the Past	and Corporate Vice President (retired 2008) of Xerox
Five Years: Chairman of the Board and Director/Trustee	Corporation (photocopiers and printers); Director of
of The Vanguard Group, Inc., and of each of the	SPX Corporation (multi-industry manufacturing), the
investment companies served by The Vanguard Group;	United Way of Rochester, the Boy Scouts of America,
Chief Executive Officer (1996–2008) and President	Amerigroup Corporation (direct health and medical
(1989–2008) of The Vanguard Group and of each of the	insurance carriers), and Monroe Community College
investment companies served by The Vanguard Group;	Foundation.
Chairman of the Financial Accounting Foundation;
Governor of the Financial Industry Regulatory Authority	Rajiv L. Gupta
(FINRA); Director of United Way of Southeastern	Born 1945. Trustee Since December 2001.[2] Principal
Pennsylvania.	Occupation(s) During the Past Five Years: Chairman
and Chief Executive Officer (retired 2009) and President
F. William McNabb III	(2006–2008) of Rohm and Haas Co. (chemicals); Board
Born 1957. Trustee Since July 2009. Principal	Member of American Chemistry Council; Director of
Occupation(s) During the Past Five Years: Director of	Tyco International, Ltd. (diversified manufacturing and
The Vanguard Group, Inc., since 2008; Chief Executive	services) and Hewlett-Packard Co. (electronic computer
Officer and President of The Vanguard Group and of	manufacturing); Trustee of The Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Independent Trustees	of Arts and Sciences with secondary appointments
at the Annenberg School for Communication and the
Charles D. Ellis	Graduate School of Education of the University of
Born 1937. Trustee Since January 2001. Principal	Pennsylvania; Director of Carnegie Corporation of
Occupation(s) During the Past Five Years: Applecore	New York, Schuylkill River Development Corporation,
Partners (pro bono ventures in education); Senior	and Greater Philadelphia Chamber of Commerce;
Advisor to Greenwich Associates (international business	Trustee of the National Constitution Center.
strategy consulting); Successor Trustee of Yale University;
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the Maxwell
School of Citizenship and Public Affairs at Syracuse	Kathryn J. Hyatt
University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
F. Joseph Loughrey	The Vanguard Group, Inc.; Treasurer of each of the
Born 1949. Trustee Since October 2009. Principal	investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President and	Group since 2008; Assistant Treasurer of each of the
Chief Operating Officer since 2005 (retired 2009) and	investment companies served by The Vanguard Group
Vice Chairman of the Board (2008–2009) of Cummins	(1988–2008).
Inc. (industrial machinery); Director of SKF AB (industrial
machinery), Hillenbrand, Inc. (specialized consumer	Heidi Stam
services), Sauer-Danfoss Inc. (machinery), the Lumina	Born 1956. Secretary Since July 2005. Principal
Foundation for Education, and the Columbus Community	Occupation(s) During the Past Five Years: Managing
Education Coalition; Chairman of the Advisory Council	Director of The Vanguard Group, Inc., since 2006;
for the College of Arts and Letters at the University of	General Counsel of The Vanguard Group since 2005;
Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005; Principal
Occupation(s) During the Past Five Years: George Gund	of The Vanguard Group (1997–2006).
Professor of Finance and Banking, Harvard Business
School; Chair of the Investment Committee of HighVista
Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Deputy Chairman of
the Federal Reserve Bank of Cleveland; Trustee of	Founder
University Hospitals of Cleveland, The Cleveland	John C. Bogle
Museum of Art, and Case Western Reserve University.	Chairman and Chief Executive Officer, 1974–1996

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director
of Corning Incorporated and Dow Corning; Trustee of
the Corning Incorporated Foundation and the Corning
Museum of Glass; Overseer of the Amos Tuck School
of Business Administration at Dartmouth College.

1 These individuals are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

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request in either of two ways: via e-mail addressed to	© 2010 The Vanguard Group, Inc.
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Public Reference Section, Securities and Exchange	Vanguard Marketing Corporation, Distributor.
Commission, Washington, DC 20549-1520.
Q210 012010

Vanguard® Wellington™ Fund
Schedule of Investments
November 30, 2009

		Market
		Value
	Shares	($000)

Common Stocks (65.1%)
Consumer Discretionary (3.8%)
Staples Inc.	13,817,800	322,231
Comcast Corp. Class A	20,571,100	301,778
Walt Disney Co.	8,937,600	270,094
Time Warner Inc.	8,783,200	269,820
* Ford Motor Co.	18,933,260	168,317
Daimler AG	3,015,783	153,594
Honda Motor Co. Ltd. ADR	3,499,500	108,449
* Viacom Inc. Class B	3,542,800	105,009
Home Depot Inc.	3,348,800	91,623
		1,790,915
Consumer Staples (6.2%)
Wal-Mart Stores Inc.	9,117,000	497,332
Nestle SA ADR	9,705,000	461,473
Procter & Gamble Co.	6,241,775	389,175
Philip Morris International Inc.	7,167,200	344,671
PepsiCo Inc.	5,317,400	330,848
Kimberly-Clark Corp.	4,687,600	309,241
Coca-Cola Co.	3,547,600	202,923
CVS Caremark Corp.	4,293,200	133,132
SABMiller PLC	4,453,643	129,860
Unilever NV	4,202,200	129,470
		2,928,125
Energy (10.3%)
Chevron Corp.	10,810,200	843,628
Total SA ADR	11,662,500	725,291
Exxon Mobil Corp.	9,505,300	713,563
BP PLC ADR	6,844,000	391,340
Anadarko Petroleum Corp.	6,310,000	375,634
XTO Energy Inc.	8,587,500	364,454
EnCana Corp.	6,466,704	348,426
Marathon Oil Corp.	8,888,900	289,956
ConocoPhillips	4,501,263	233,031
Baker Hughes Inc.	5,502,900	224,188
Petroleo Brasileiro SA ADR	2,646,900	135,733
ENI SPA ADR	2,452,900	122,007
Schlumberger Ltd.	1,644,800	105,086
		4,872,337
Financials (10.7%)
Wells Fargo & Co.	26,490,717	742,800
JPMorgan Chase & Co.	14,032,276	596,231
MetLife Inc.	11,204,305	383,075
ACE Ltd.	7,131,300	347,366
PNC Financial Services Group Inc.	6,058,700	345,407
Bank of America Corp.	21,765,500	344,983
Muenchener Rueckversicherungs AG	1,818,553	285,328
* UBS AG	15,546,834	243,930
US Bancorp	9,379,800	226,335
Goldman Sachs Group Inc.	1,323,300	224,511
State Street Corp.	4,930,427	203,627
Chubb Corp.	3,940,100	197,557
Toronto-Dominion Bank	3,103,400	195,638
HSBC Holdings PLC ADR	2,493,700	147,153
Morgan Stanley	4,492,000	141,857
Barclays PLC	25,870,727	126,429
Marsh & McLennan Cos. Inc.	5,193,700	117,118
SunTrust Banks Inc.	4,876,818	115,239
Travelers Cos. Inc.	1,657,500	86,836
		5,071,420
Health Care (10.1%)
Merck & Co. Inc.	20,796,652	753,047
Pfizer Inc.	32,591,241	592,183

1

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2009

		Market
		Value
	Shares	($000)
Eli Lilly & Co.	15,596,800	572,870
Medtronic Inc.	12,054,900	511,610
Johnson & Johnson	7,996,400	502,494
Bristol-Myers Squibb Co.	15,003,200	379,731
^ AstraZeneca PLC ADR	7,465,100	334,660
Teva Pharmaceutical Industries Ltd. ADR	5,583,900	294,774
UnitedHealth Group Inc.	9,746,800	279,441
Cardinal Health Inc.	6,304,700	203,200
Covidien PLC	4,091,800	191,578
* St Jude Medical Inc.	2,583,500	94,840
Sanofi-Aventis SA ADR	2,305,203	87,506
		4,797,934
Industrials (8.1%)
Deere & Co.	9,285,000	496,840
Siemens AG	3,799,000	372,590
Lockheed Martin Corp.	4,351,000	336,028
United Parcel Service Inc. Class B	5,810,500	333,929
Waste Management Inc.	9,382,500	308,121
Honeywell International Inc.	6,959,700	267,740
FedEx Corp.	3,163,700	267,175
Illinois Tool Works Inc.	5,239,900	254,869
Canadian National Railway Co.	4,691,500	246,773
Parker Hannifin Corp.	3,779,250	203,928
Caterpillar Inc.	3,143,700	183,561
General Electric Co.	10,500,600	168,220
General Dynamics Corp.	2,545,100	167,722
Raytheon Co.	2,964,200	152,745
Mitsui & Co. Ltd.	5,444,000	71,694
		3,831,935
Information Technology (7.7%)
International Business Machines Corp.	6,637,000	838,585
Microsoft Corp.	16,502,300	485,333
Accenture PLC Class A	9,945,100	408,147
Texas Instruments Inc.	15,734,100	397,915
Hewlett-Packard Co.	6,049,000	296,764
* Cisco Systems Inc.	12,221,200	285,976
Automatic Data Processing Inc.	6,570,400	285,484
Corning Inc.	16,720,500	278,898
Intel Corp.	10,243,900	196,683
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	14,999,385	155,843
		3,629,628
Materials (2.8%)
International Paper Co.	10,656,900	271,218
BHP Billiton Ltd. ADR	3,340,000	251,502
Syngenta AG ADR	4,171,300	223,206
BASF SE	2,273,216	137,407
Newmont Mining Corp.	2,416,200	129,605
Vale SA Class B ADR	4,466,472	128,054
* Xstrata PLC	5,528,059	98,002
Air Products & Chemicals Inc.	1,162,400	96,398
		1,335,392
Telecommunication Services (2.4%)
AT&T Inc.	42,283,285	1,139,112

Utilities (3.0%)
Dominion Resources Inc.	9,920,200	360,897
FPL Group Inc.	6,320,800	328,492
Exelon Corp.	6,790,800	327,181
PG&E Corp.	6,299,300	266,712
Veolia Environnement ADR	3,194,100	108,472
		1,391,754
Total Common Stocks (Cost $24,941,462)		30,788,552

2

Vanguard® Wellington Fund Schedule of Investments November 30, 2009

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (4.8%)
U.S. Government Securities (4.0%)
	United States Treasury Note/Bond	1.000%	7/31/11	1,143,000	1,152,293
	United States Treasury Note/Bond	1.000%	9/30/11	525,000	528,937
	United States Treasury Note/Bond	2.750%	2/15/19	202,000	195,467
					1,876,697
Agency Bonds and Notes (0.8%)
1	Bank of America Corp.	3.125%	6/15/12	50,000	52,461
2	Federal Home Loan Banks	3.625%	9/16/11	33,000	34,727
1	General Electric Capital Corp.	3.000%	12/9/11	50,000	52,092
1	General Electric Capital Corp.	2.000%	9/28/12	48,985	49,865
1	HSBC USA Inc.	3.125%	12/16/11	50,000	52,269
1	John Deere Capital Corp.	2.875%	6/19/12	50,000	52,134
1	JPMorgan Chase & Co.	3.125%	12/1/11	25,000	26,117
1	Morgan Stanley	3.250%	12/1/11	25,000	26,188
1	PNC Funding Corp.	2.300%	6/22/12	13,590	14,010
1	Wells Fargo & Co.	3.000%	12/9/11	19,000	19,811
					379,674
Conventional Mortgage-Backed Securities (0.0%)
3	Ginnie Mae I Pool	7.000%	11/15/31–11/15/33	9,958	10,933
3	Ginnie Mae I Pool	8.000%	6/15/17	39	42
					10,975

Total U.S. Government and Agency Obligations (Cost $2,242,950)					2,267,346

Asset-Backed/Commercial Mortgage-Backed Securities (0.0%)
3	AmeriCredit Automobile Receivables Trust	3.930%	10/6/11	3,187	3,186
3	Daimler Chrysler Auto Trust	4.980%	2/8/11	1,673	1,677
3	Household Automotive Trust	5.280%	9/17/11	7,841	7,902
3,4	Marriott Vacation Club Owner Trust	5.362%	10/20/28	5,735	5,644
3	UPFC Auto Receivables Trust	5.490%	5/15/12	1,604	1,634

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $19,945)					20,043

Corporate Bonds (25.4%)
Finance (12.0%)
	Banking (7.7%)
	American Express Bank FSB	5.550%	10/17/12	50,000	54,264
	American Express Credit Corp.	5.875%	5/2/13	44,000	47,600
4	American Express Travel Related Services Co. Inc.	5.250%	11/21/11	35,000	36,786
4	ANZ National International Ltd.	6.200%	7/19/13	38,890	42,783
	BAC Capital Trust VI	5.625%	3/8/35	96,180	68,816
	Bank of America Corp.	4.375%	12/1/10	10,000	10,258
	Bank of America NA	5.300%	3/15/17	68,000	66,778
	Bank of America NA	6.000%	10/15/36	30,000	29,249
	Bank of New York Mellon Corp.	5.125%	11/1/11	44,000	47,286
	Bank of New York Mellon Corp.	4.950%	11/1/12	30,000	32,708
	Bank of New York Mellon Corp.	4.950%	3/15/15	58,655	63,164
	Bank One Corp.	7.875%	8/1/10	40,000	41,896
	Banque Paribas	6.950%	7/22/13	40,000	44,904
	Barclays Bank PLC	5.000%	9/22/16	15,570	16,128
3,4	Barclays Bank PLC	5.926%	12/15/49	51,000	36,720
	BB&T Corp.	4.900%	6/30/17	8,045	7,983
	BB&T Corp.	5.250%	11/1/19	8,000	8,023
	BNY Mellon NA	4.750%	12/15/14	4,750	5,147
3,4	BTMU Curacao Holdings NV	4.760%	7/21/15	47,895	48,113
	Capital One Bank USA NA	6.500%	6/13/13	20,705	22,318
	Capital One Capital IV	6.745%	2/17/37	21,000	16,695
	Citigroup Inc.	4.625%	8/3/10	19,400	19,808
	Citigroup Inc.	5.300%	10/17/12	50,000	52,082
	Citigroup Inc.	5.850%	8/2/16	30,000	30,224
	Citigroup Inc.	6.125%	11/21/17	64,960	65,498
	Citigroup Inc.	8.500%	5/22/19	34,000	38,694
	Citigroup Inc.	6.625%	6/15/32	45,000	41,470

3

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Citigroup Inc.	6.125%	8/25/36	30,000	25,593
Citigroup Inc.	8.125%	7/15/39	8,325	9,161
4 Commonwealth Bank of Australia	3.750%	10/15/14	48,000	49,138
Credit Suisse USA Inc.	6.500%	1/15/12	15,000	16,516
Credit Suisse	5.000%	5/15/13	87,750	94,880
Credit Suisse	5.500%	5/1/14	30,000	33,038
Deutsche Bank AG	5.375%	10/12/12	41,245	45,207
Deutsche Bank Financial LLC	5.375%	3/2/15	59,215	63,439
Fifth Third Bank	4.200%	2/23/10	60,000	60,336
Golden West Financial Corp.	4.750%	10/1/12	10,000	10,567
Goldman Sachs Group Inc.	5.000%	1/15/11	15,000	15,645
Goldman Sachs Group Inc.	5.300%	2/14/12	60,000	64,071
Goldman Sachs Group Inc.	5.350%	1/15/16	70,000	73,942
Goldman Sachs Group Inc.	5.625%	1/15/17	40,000	41,401
Goldman Sachs Group Inc.	5.950%	1/18/18	44,000	47,392
Goldman Sachs Group Inc.	6.450%	5/1/36	50,000	49,797
Goldman Sachs Group Inc.	6.750%	10/1/37	43,995	45,750
4 HBOS PLC	6.000%	11/1/33	80,500	58,822
HSBC Bank USA NA	4.625%	4/1/14	19,710	20,861
HSBC Holdings PLC	6.500%	5/2/36	25,000	26,777
JPMorgan Chase & Co.	6.750%	2/1/11	25,115	26,680
JPMorgan Chase & Co.	4.650%	6/1/14	30,000	32,029
JPMorgan Chase & Co.	5.125%	9/15/14	50,000	53,322
JPMorgan Chase & Co.	3.700%	1/20/15	46,000	46,798
JPMorgan Chase & Co.	5.250%	5/1/15	40,000	42,491
JPMorgan Chase & Co.	6.000%	1/15/18	42,000	45,581
3 JPMorgan Chase & Co.	7.900%	12/29/49	31,521	31,127
1 KeyBank NA	3.200%	6/15/12	25,000	26,277
Mellon Funding Corp.	5.000%	12/1/14	30,000	32,809
Merrill Lynch & Co. Inc.	5.770%	7/25/11	30,000	31,884
Merrill Lynch & Co. Inc.	6.050%	5/16/16	70,000	70,770
Merrill Lynch & Co. Inc.	6.400%	8/28/17	23,000	24,151
Merrill Lynch & Co. Inc.	6.875%	4/25/18	40,000	43,064
Merrill Lynch & Co. Inc.	6.220%	9/15/26	25,000	24,259
Morgan Stanley	6.750%	10/15/13	25,775	28,759
Morgan Stanley	7.070%	2/10/14	17,500	18,461
Morgan Stanley	4.750%	4/1/14	70,000	71,313
Morgan Stanley	6.000%	5/13/14	20,000	21,699
Morgan Stanley	6.000%	4/28/15	44,000	47,682
Morgan Stanley	5.450%	1/9/17	70,000	71,976
Morgan Stanley	6.250%	8/9/26	20,000	20,752
National City Bank of Pennsylvania	7.250%	10/21/11	20,000	21,509
National City Bank	7.250%	7/15/10	25,000	25,643
National City Corp.	6.875%	5/15/19	13,950	15,228
4 Nordea Bank AB	3.700%	11/13/14	22,880	23,211
Northern Trust Corp.	4.600%	2/1/13	5,925	6,365
Northern Trust Corp.	5.300%	8/29/11	36,320	38,893
Northern Trust Corp.	5.200%	11/9/12	34,940	38,524
4 Oversea-Chinese Banking Corp. Ltd.	7.750%	9/6/11	14,805	16,148
PNC Bank NA	4.875%	9/21/17	50,000	48,833
3 PNC Financial Services Group Inc.	8.250%	5/31/49	44,000	43,890
Royal Bank of Scotland Group PLC	6.375%	2/1/11	40,775	40,957
Royal Bank of Scotland Group PLC	5.000%	10/1/14	9,700	8,521
Royal Bank of Scotland Group PLC	5.050%	1/8/15	19,510	17,538
Royal Bank of Scotland Group PLC	4.700%	7/3/18	10,000	7,421
State Street Corp.	5.375%	4/30/17	76,315	80,763
1 SunTrust Bank	3.000%	11/16/11	25,000	26,033
4 Svenska Handelsbanken AB	4.875%	6/10/14	56,000	59,483
UBS AG	5.875%	7/15/16	50,000	51,465
US Bancorp	2.875%	11/20/14	32,000	32,156
US Bank NA	6.375%	8/1/11	17,940	19,489
US Bank NA	6.300%	2/4/14	30,000	33,991
Wachovia Bank NA	6.600%	1/15/38	60,000	64,927
Wachovia Corp.	5.500%	5/1/13	35,000	37,881

4

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2009

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Wells Fargo & Co.	6.375%	8/1/11	15,000	16,125
	Wells Fargo & Co.	5.125%	9/1/12	10,000	10,676
	Wells Fargo & Co.	5.250%	10/23/12	50,000	54,018
	Wells Fargo & Co.	4.950%	10/16/13	15,000	15,803
	Wells Fargo & Co.	3.750%	10/1/14	28,000	28,160
	Wells Fargo & Co.	5.125%	9/15/16	25,000	25,635
	Wells Fargo Bank NA	6.450%	2/1/11	5,000	5,306
3	Wells Fargo Capital XIII	7.700%	12/29/49	45,145	41,082
	Wells Fargo Financial Inc.	5.500%	8/1/12	20,000	21,666
	Brokerage (0.0%)
	Ameriprise Financial Inc.	5.350%	11/15/10	659	684
	Charles Schwab Corp.	4.950%	6/1/14	14,750	15,971
	Finance Companies (1.0%)
	General Electric Capital Corp.	6.125%	2/22/11	19,400	20,487
	General Electric Capital Corp.	5.875%	2/15/12	30,000	32,451
	General Electric Capital Corp.	6.000%	6/15/12	15,000	16,259
	General Electric Capital Corp.	5.250%	10/19/12	60,000	64,543
	General Electric Capital Corp.	5.450%	1/15/13	40,000	43,135
	General Electric Capital Corp.	5.400%	2/15/17	20,000	20,793
	General Electric Capital Corp.	6.750%	3/15/32	30,000	31,227
	General Electric Capital Corp.	6.150%	8/7/37	37,800	36,380
	HSBC Finance Corp.	5.700%	6/1/11	19,230	20,193
	HSBC Finance Corp.	6.375%	10/15/11	75,000	80,448
	HSBC Finance Corp.	5.500%	1/19/16	25,000	26,541
	International Lease Finance Corp.	5.400%	2/15/12	50,000	42,500
	International Lease Finance Corp.	5.300%	5/1/12	50,000	41,750
3,4	US Trade Funding Corp.	4.260%	11/15/14	12,815	13,840
	Insurance (2.6%)
	ACE Capital Trust II	9.700%	4/1/30	20,000	22,849
	ACE INA Holdings Inc.	5.800%	3/15/18	40,360	44,621
	Aetna Inc.	6.500%	9/15/18	11,460	12,650
4	AIG SunAmerica Global Financing VI	6.300%	5/10/11	60,000	58,875
	Allstate Corp.	5.000%	8/15/14	10,000	10,739
3	Allstate Corp.	6.125%	5/15/37	30,000	25,385
3	Allstate Corp.	6.500%	5/15/57	20,000	16,796
	American International Group Inc.	4.700%	10/1/10	34,400	34,056
	Berkshire Hathaway Finance Corp.	4.625%	10/15/13	50,000	54,239
	Chubb Corp.	6.000%	5/11/37	50,000	53,578
	Cincinnati Financial Corp.	6.920%	5/15/28	20,000	19,548
4	Farmers Exchange Capital	7.050%	7/15/28	25,000	21,552
	Genworth Global Funding Trusts	5.125%	3/15/11	47,825	48,746
	Genworth Global Funding Trusts	5.750%	5/15/13	25,000	25,375
	Hartford Financial Services Group Inc.	7.900%	6/15/10	15,575	16,062
	Hartford Financial Services Group Inc.	4.625%	7/15/13	9,000	9,061
	Hartford Financial Services Group Inc.	4.750%	3/1/14	15,000	14,835
	Hartford Financial Services Group Inc.	6.000%	1/15/19	44,000	43,564
	Hartford Life Global Funding Trusts	5.200%	2/15/11	24,185	25,062
	ING USA Global Funding Trust	4.500%	10/1/10	25,000	25,662
4	Jackson National Life Insurance Co.	8.150%	3/15/27	39,480	39,648
4	Liberty Mutual Insurance Co.	7.875%	10/15/26	31,210	28,560
4	MassMutual Global Funding II	3.500%	3/15/10	40,000	40,057
	Mercury General Corp.	7.250%	8/15/11	20,000	20,798
4	Metropolitan Life Global Funding I	5.125%	11/9/11	30,000	31,639
4	Metropolitan Life Global Funding I	5.125%	6/10/14	20,000	21,374
4	Metropolitan Life Insurance Co.	7.700%	11/1/15	51,000	57,943
4	New York Life Global Funding	5.250%	10/16/12	20,720	22,555
4	New York Life Insurance Co.	5.875%	5/15/33	55,395	51,558
	Principal Life Income Funding Trusts	5.125%	3/1/11	42,935	44,375
	Protective Life Secured Trusts	4.850%	8/16/10	15,205	15,628
	Prudential Financial Inc.	5.800%	6/15/12	25,080	26,588
	Prudential Financial Inc.	5.150%	1/15/13	29,115	30,814
	Prudential Financial Inc.	4.750%	4/1/14	28,700	29,639
	Prudential Financial Inc.	5.100%	9/20/14	10,000	10,334

5

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
4 TIAA Global Markets Inc.	5.125%	10/10/12	46,100	50,000
Torchmark Corp.	7.875%	5/15/23	45,000	46,712
Travelers Cos. Inc.	5.800%	5/15/18	32,500	35,820
UnitedHealth Group Inc.	4.750%	2/10/14	10,000	10,557
UnitedHealth Group Inc.	6.000%	11/15/17	36,000	38,340
Other Finance (0.1%)
NYSE Euronext	4.800%	6/28/13	52,025	55,544

Real Estate Investment Trusts (0.6%)
ProLogis	5.625%	11/15/16	19,600	18,671
Realty Income Corp.	6.750%	8/15/19	21,075	21,489
Simon Property Group LP	5.100%	6/15/15	50,000	50,916
Simon Property Group LP	6.100%	5/1/16	49,050	51,887
Simon Property Group LP	6.125%	5/30/18	10,000	10,494
4 WEA Finance LLC	7.125%	4/15/18	34,000	36,502
4 WEA Finance LLC / WCI Finance LLC	5.700%	10/1/16	64,150	64,244
				5,690,095
Industrial (10.3%)
Basic Industry (0.3%)
BHP Billiton Finance USA Ltd.	4.800%	4/15/13	15,000	16,249
BHP Billiton Finance USA Ltd.	7.250%	3/1/16	15,000	17,495
EI du Pont de Nemours & Co.	4.750%	11/15/12	17,560	19,170
PPG Industries Inc.	6.875%	2/15/12	9,355	10,063
Rio Tinto Alcan Inc.	7.250%	3/15/31	21,273	24,721
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	52,000	57,701
3 Rohm & Haas Holdings Ltd.	9.800%	4/15/20	7,875	8,892
Capital Goods (1.1%)
3M Co.	6.375%	2/15/28	30,000	34,708
Boeing Co.	8.625%	11/15/31	9,460	12,459
Caterpillar Financial Services Corp.	5.050%	12/1/10	25,000	26,134
Caterpillar Inc.	7.300%	5/1/31	10,000	12,355
Deere & Co.	7.125%	3/3/31	17,500	21,552
General Dynamics Corp.	4.250%	5/15/13	40,000	43,024
General Electric Co.	5.250%	12/6/17	41,685	43,629
4 Hutchison Whampoa International 03/13 Ltd.	6.500%	2/13/13	50,000	55,179
John Deere Capital Corp.	5.350%	1/17/12	40,000	43,340
John Deere Capital Corp.	5.100%	1/15/13	40,000	43,594
4 Siemens Financieringsmaatschappij NV	5.750%	10/17/16	89,650	98,189
United Technologies Corp.	7.500%	9/15/29	19,230	24,385
United Technologies Corp.	6.050%	6/1/36	20,325	22,903
United Technologies Corp.	6.125%	7/15/38	45,000	51,410
Communication (1.9%)
AT&T Inc.	5.100%	9/15/14	40,160	43,849
AT&T Inc.	5.600%	5/15/18	44,000	47,234
AT&T Inc.	6.450%	6/15/34	73,115	76,426
AT&T Inc.	6.800%	5/15/36	11,305	12,271
AT&T Inc.	6.500%	9/1/37	9,675	10,267
BellSouth Corp.	6.000%	10/15/11	25,000	27,166
BellSouth Corp.	5.200%	9/15/14	20,000	21,925
BellSouth Corp.	6.550%	6/15/34	32,225	33,671
BellSouth Corp.	6.000%	11/15/34	11,995	11,930
BellSouth Telecommunications Inc.	7.000%	12/1/95	27,600	27,831
Cellco Partnership / Verizon Wireless Capital LLC	5.550%	2/1/14	28,000	30,920
Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	21,000	26,877
Comcast Corp.	5.700%	5/15/18	48,500	51,854
France Telecom SA	7.750%	3/1/11	50,000	54,032
France Telecom SA	4.375%	7/8/14	16,800	17,859
4 Grupo Televisa SA	6.625%	1/15/40	25,090	25,141
4 News America Inc.	5.650%	8/15/20	14,505	15,342
Telefonica Europe BV	7.750%	9/15/10	50,000	52,446
Time Warner Cable Inc.	5.850%	5/1/17	34,980	37,362
Time Warner Cable Inc.	6.750%	6/15/39	29,985	31,800

6

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Verizon Communications Inc.	4.350%	2/15/13	15,530	16,533
Verizon Communications Inc.	5.500%	4/1/17	25,000	27,043
Verizon Communications Inc.	5.850%	9/15/35	49,525	49,903
Verizon Communications Inc.	6.900%	4/15/38	9,710	11,051
Verizon Global Funding Corp.	6.875%	6/15/12	10,000	11,250
Verizon Global Funding Corp.	4.375%	6/1/13	10,000	10,668
Verizon Global Funding Corp.	7.750%	12/1/30	56,410	67,788
Verizon Maryland Inc.	7.150%	5/1/23	10,000	10,536
Vodafone Group PLC	5.000%	12/16/13	10,000	10,845
Vodafone Group PLC	5.375%	1/30/15	40,000	43,862
Consumer Cyclical (1.6%)
4 American Honda Finance Corp.	4.625%	4/2/13	50,000	51,960
CVS Caremark Corp.	4.875%	9/15/14	35,000	37,948
CVS Caremark Corp.	5.750%	6/1/17	16,285	17,569
Daimler Finance North America LLC	6.500%	11/15/13	49,855	54,733
Daimler Finance North America LLC	8.500%	1/18/31	33,000	40,980
Home Depot Inc.	4.625%	8/15/10	12,000	12,306
Johnson Controls Inc.	7.125%	7/15/17	36,300	40,893
Kohl's Corp.	6.000%	1/15/33	15,500	15,899
Lowe's Cos. Inc.	6.875%	2/15/28	5,790	6,701
Lowe's Cos. Inc.	6.500%	3/15/29	39,900	44,623
Lowe's Cos. Inc.	5.500%	10/15/35	20,000	20,010
Lowe's Cos. Inc.	6.650%	9/15/37	25,905	30,551
Staples Inc.	9.750%	1/15/14	25,220	30,846
Target Corp.	5.875%	3/1/12	40,000	44,093
Target Corp.	5.125%	1/15/13	24,025	26,169
Target Corp.	5.875%	7/15/16	20,000	22,347
Time Warner Cos. Inc.	7.570%	2/1/24	20,000	22,762
Time Warner Cos. Inc.	6.950%	1/15/28	20,000	21,626
Time Warner Inc.	5.500%	11/15/11	21,460	22,959
Wal-Mart Stores Inc.	5.250%	9/1/35	18,000	18,136
Walt Disney Co.	6.375%	3/1/12	20,000	22,046
Walt Disney Co.	4.700%	12/1/12	33,500	36,568
Walt Disney Co.	5.625%	9/15/16	30,000	33,437
Western Union Co.	5.930%	10/1/16	60,000	66,748
Consumer Noncyclical (3.2%)
Abbott Laboratories	4.350%	3/15/14	30,500	32,942
Anheuser-Busch Cos. Inc.	5.000%	3/1/19	15,000	15,245
Anheuser-Busch Cos. Inc.	6.500%	1/1/28	19,550	20,627
Anheuser-Busch Cos. Inc.	6.800%	8/20/32	20,000	21,926
Archer-Daniels-Midland Co.	7.000%	2/1/31	20,130	22,981
AstraZeneca PLC	6.450%	9/15/37	48,385	56,410
Baxter International Inc.	5.900%	9/1/16	12,498	14,190
4 Cargill Inc.	5.200%	1/22/13	36,000	38,567
4 Cargill Inc.	4.375%	6/1/13	20,400	21,323
4 Cargill Inc.	6.000%	11/27/17	25,000	27,494
4 Cargill Inc.	6.875%	5/1/28	19,355	21,144
4 Cargill Inc.	6.125%	4/19/34	28,980	29,305
Coca-Cola Co.	5.350%	11/15/17	85,000	94,407
Coca-Cola Enterprises Inc.	6.125%	8/15/11	40,000	43,626
Coca-Cola Enterprises Inc.	7.000%	10/1/26	10,075	12,160
Coca-Cola HBC Finance BV	5.125%	9/17/13	43,000	46,618
Coca-Cola HBC Finance BV	5.500%	9/17/15	17,440	19,627
Colgate-Palmolive Co.	7.600%	5/19/25	13,920	17,845
ConAgra Foods Inc.	6.750%	9/15/11	632	689
Diageo Capital PLC	5.200%	1/30/13	50,590	54,954
Eli Lilly & Co.	6.000%	3/15/12	45,000	49,810
Express Scripts Inc.	6.250%	6/15/14	9,670	10,762
GlaxoSmithKline Capital Inc.	4.850%	5/15/13	35,000	38,102
GlaxoSmithKline Capital Inc.	4.375%	4/15/14	35,000	37,669
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	45,000	45,816
Hershey Co.	4.850%	8/15/15	9,620	10,503
Johnson & Johnson	5.150%	7/15/18	14,800	16,430

7

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kimberly-Clark Corp.	4.875%	8/15/15	30,000	33,187
Medtronic Inc.	4.375%	9/15/10	19,235	19,839
Medtronic Inc.	4.750%	9/15/15	20,000	21,943
Merck & Co. Inc.	5.125%	11/15/11	69,000	74,668
Pepsi Bottling Group Inc.	7.000%	3/1/29	10,000	12,177
PepsiCo Inc.	5.150%	5/15/12	50,000	54,427
Pfizer Inc.	5.350%	3/15/15	33,000	36,981
3 Procter & Gamble - Esop	9.360%	1/1/21	53,343	68,365
4 SABMiller PLC	6.500%	7/1/16	50,000	56,688
Schering-Plough Corp.	5.300%	12/1/13	39,000	43,728
Schering-Plough Corp.	6.550%	9/15/37	10,000	11,928
Sysco Corp.	5.375%	9/21/35	25,000	26,177
4 Tesco PLC	5.500%	11/15/17	50,000	54,381
4 Thermo Fisher Scientific Inc.	3.250%	11/18/14	9,385	9,527
Unilever Capital Corp.	7.125%	11/1/10	77,000	81,681
Unilever Capital Corp.	5.900%	11/15/32	27,000	29,894
Wyeth	6.950%	3/15/11	30,000	32,376
Zeneca Wilmington Inc.	7.000%	11/15/23	29,000	35,437
Energy (0.6%)
Apache Finance Canada Corp.	7.750%	12/15/29	19,910	25,445
Conoco Funding Co.	6.350%	10/15/11	30,000	32,909
ConocoPhillips	9.375%	2/15/11	20,000	21,894
ConocoPhillips	5.200%	5/15/18	80,000	85,943
EOG Resources Inc.	5.625%	6/1/19	16,100	17,923
Shell International Finance BV	3.250%	9/22/15	44,000	45,221
Statoil ASA	2.900%	10/15/14	19,885	20,367
Suncor Energy Inc.	5.950%	12/1/34	20,700	20,695
Other Industrial (0.2%)
Dover Corp.	6.500%	2/15/11	26,518	28,307
Snap-On Inc.	6.250%	8/15/11	34,990	37,714
Technology (0.8%)
Cisco Systems Inc.	4.450%	1/15/20	40,000	40,724
Dell Inc.	5.875%	6/15/19	34,840	38,241
Hewlett-Packard Co.	5.250%	3/1/12	75,000	81,501
Hewlett-Packard Co.	5.500%	3/1/18	29,135	32,374
IBM International Group Capital LLC	5.050%	10/22/12	50,000	55,001
International Business Machines Corp.	8.375%	11/1/19	25,000	33,489
International Business Machines Corp.	5.875%	11/29/32	25,000	27,086
Intuit Inc.	5.400%	3/15/12	19,610	20,870
Oracle Corp.	4.950%	4/15/13	25,020	27,401
Oracle Corp.	6.125%	7/8/39	18,000	19,842
Transportation (0.6%)
3 Continental Airlines Inc.	5.983%	4/19/22	31,465	30,128
4 ERAC USA Finance Co.	5.800%	10/15/12	12,835	13,506
4 ERAC USA Finance Co.	5.600%	5/1/15	6,960	7,166
4 ERAC USA Finance Co.	5.900%	11/15/15	19,500	20,424
4 ERAC USA Finance Co.	7.000%	10/15/37	26,175	25,418
3 Federal Express Corp. 1998 Pass Through Trust	6.720%	1/15/22	34,678	37,645
Southwest Airlines Co.	5.750%	12/15/16	32,500	32,595
3 Southwest Airlines Co. 1993-A Pass Through Trust	7.540%	6/29/15	30,772	31,935
3 Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	8/1/22	22,568	22,860
United Parcel Service Inc.	4.500%	1/15/13	66,475	71,371
				4,875,315
Utilities (3.1%)
Electric (2.6%)
Alabama Power Co.	4.850%	12/15/12	42,330	46,182
Alabama Power Co.	5.550%	2/1/17	17,650	19,172
Alabama Power Co.	5.700%	2/15/33	15,000	15,811
Carolina Power & Light Co.	6.300%	4/1/38	14,705	16,749
Central Illinois Public Service Co.	6.125%	12/15/28	54,000	47,318
Commonwealth Edison Co.	5.950%	8/15/16	23,120	25,667
Connecticut Light & Power Co.	5.650%	5/1/18	13,655	14,992

8

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Consolidated Edison Co. of New York Inc.	5.500%	9/15/16	20,930	22,578
Consolidated Edison Co. of New York Inc.	5.300%	12/1/16	25,505	27,104
Duke Energy Carolinas LLC	5.250%	1/15/18	9,000	9,804
Duke Energy Carolinas LLC	5.100%	4/15/18	18,235	19,578
4 EDP Finance BV	5.375%	11/2/12	40,745	44,430
4 Enel Finance International SA	6.800%	9/15/37	38,515	43,505
Florida Power & Light Co.	5.550%	11/1/17	9,835	10,964
Florida Power & Light Co.	5.650%	2/1/35	50,000	53,561
Florida Power & Light Co.	4.950%	6/1/35	10,000	9,660
Florida Power & Light Co.	5.650%	2/1/37	5,000	5,331
Florida Power & Light Co.	5.950%	2/1/38	39,215	42,847
Florida Power Corp.	6.350%	9/15/37	8,000	9,034
Florida Power Corp.	6.400%	6/15/38	27,055	30,789
Georgia Power Co.	5.400%	6/1/18	38,660	42,228
4 Iberdrola Finance Ireland Ltd.	3.800%	9/11/14	21,750	22,304
Midamerican Energy Holdings Co.	6.125%	4/1/36	25,000	26,644
National Rural Utilities Cooperative Finance Corp.	3.875%	9/16/15	24,125	25,018
National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	60,000	64,736
Northern States Power Co.	6.250%	6/1/36	50,000	57,175
NSTAR	4.500%	11/15/19	3,535	3,605
PacifiCorp	5.900%	8/15/34	12,500	13,361
PacifiCorp	6.250%	10/15/37	36,635	41,427
Peco Energy Co.	5.350%	3/1/18	20,545	22,472
Potomac Electric Power Co.	6.500%	11/15/37	25,000	29,178
PPL Energy Supply LLC	6.200%	5/15/16	13,573	14,809
Public Service Electric & Gas Co.	5.300%	5/1/18	25,100	27,313
Public Service Electric & Gas Co.	5.800%	5/1/37	50,000	53,652
San Diego Gas & Electric Co.	6.000%	6/1/26	3,600	3,941
South Carolina Electric & Gas Co.	5.800%	1/15/33	9,000	9,543
South Carolina Electric & Gas Co.	6.050%	1/15/38	34,000	37,747
Southern California Edison Co.	6.000%	1/15/34	7,695	8,488
Southern California Edison Co.	5.550%	1/15/37	50,475	52,710
Southern California Edison Co.	5.950%	2/1/38	50,000	55,178
Southern Co.	5.300%	1/15/12	13,300	14,333
Wisconsin Electric Power Co.	4.500%	5/15/13	21,565	22,725
Wisconsin Electric Power Co.	5.700%	12/1/36	17,280	18,160
Wisconsin Public Service Corp.	6.080%	12/1/28	45,000	47,012
Natural Gas (0.4%)
AGL Capital Corp.	6.375%	7/15/16	25,815	28,475
British Transco Finance Inc.	6.625%	6/1/18	50,000	55,963
4 DCP Midstream LLC	6.450%	11/3/36	30,325	27,331
KeySpan Corp.	4.650%	4/1/13	9,000	9,388
National Grid PLC	6.300%	8/1/16	30,000	33,181
Wisconsin Gas LLC	6.600%	9/15/13	13,100	14,321
Other Utility (0.1%)
UGI Utilities Inc.	5.753%	9/30/16	37,590	39,004
				1,436,498

Total Corporate Bonds (Cost $11,439,661)				12,001,908

Sovereign Bonds (U.S. Dollar-Denominated) (1.5%)
4 Abu Dhabi National Energy Co.	5.875%	10/27/16	47,180	46,476
4 CDP Financial Inc.	4.400%	11/25/19	40,000	40,508
4 Emirate of Abu Dhabi	5.500%	8/2/12	10,000	10,446
Hydro Quebec	6.300%	5/11/11	40,000	43,128
Inter-American Development Bank	4.375%	9/20/12	40,000	42,960
International Bank for Reconstruction & Development	4.750%	2/15/35	40,000	39,696
Italian Republic	4.500%	1/21/15	50,000	53,688
Japan Finance Organization for Municipalities	4.625%	4/21/15	50,000	54,127
Kreditanstalt fuer Wiederaufbau	7.000%	3/1/13	10,000	11,084
Oesterreichische Kontrollbank AG	4.500%	3/9/15	50,000	53,741
Province of British Columbia Canada	4.300%	5/30/13	40,000	42,865
Province of Ontario Canada	4.500%	2/3/15	35,000	38,338

9

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2009

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Province of Ontario Canada	4.000%	10/7/19	56,415	56,676
	Province of Quebec Canada	4.875%	5/5/14	25,000	27,242
	Province of Quebec Canada	5.125%	11/14/16	50,000	56,036
4	Qatar Govt International Bond	4.000%	1/20/15	32,000	32,360
4	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	14,985	15,777
4	Republic of Austria	2.000%	11/15/12	19,825	20,048
	South Africa Government International Bond	6.500%	6/2/14	21,900	23,981

Total Sovereign Bonds (Cost $672,022)					709,177

Taxable Municipal Bonds (1.3%)
	Atlanta GA Downtown Dev. Auth. Rev.	6.875%	2/1/21	12,985	13,933
	Bay Area Toll Auth. CA Toll Bridge Rev.	6.263%	4/1/49	40,000	40,663
	Board of Trustees of The Leland Stanford Junior
	University	6.875%	2/1/24	34,745	41,895
	Board of Trustees of The Leland Stanford Junior
	University	7.650%	6/15/26	29,000	33,819
	California GO	6.200%	10/1/19	29,100	29,557
	Chicago IL Metro. Water Reclamation Dist. GO	5.720%	12/1/38	8,545	9,047
	Dallas TX Area Rapid Transit Rev.	5.999%	12/1/44	29,265	31,834
	Illinois State Tollway Highway Auth. Toll Highway Rev.	6.184%	1/1/34	20,765	22,015
5	Kansas Dev. Finance Auth. Rev. (Public Employee
	Retirement System)	5.501%	5/1/34	50,000	49,816
	Los Angeles CA Dept. of Water & Power Rev.	6.008%	7/1/39	13,645	13,735
	Los Angeles CA USD GO	5.750%	7/1/34	55,325	53,555
	New Jersey Turnpike Auth. Rev.	7.414%	1/1/40	29,885	35,832
	North Texas Tollway Auth. Rev.	6.718%	1/1/49	43,000	47,234
6	Oakland CA Pension Obligation	6.980%	12/15/09	7,801	7,817
4,6	Ohana Military Communities LLC	5.558%	10/1/36	9,600	7,395
4,6	Ohana Military Communities LLC	5.780%	10/1/36	16,360	12,933
	Oregon GO	5.528%	6/30/28	50,000	49,986
	Oregon GO	5.902%	8/1/38	19,510	19,460
4	Pacific Beacon LLC	5.379%	7/15/26	9,000	7,826
	Port Auth. of New York & New Jersey Rev.	5.859%	12/1/24	12,735	13,806
	Port Auth. of New York & New Jersey Rev.	6.040%	12/1/29	7,450	7,786
	President and Fellows of Harvard College	6.300%	10/1/37	50,675	53,739
	San Antonio TX Electric & Gas Rev.	5.985%	2/1/39	10,895	11,710
	Univ. of California Rev.	5.770%	5/15/43	23,825	24,361

Total Taxable Municipal Bonds (Cost $626,612)					639,754

Temporary Cash Investments (1.5%)
Repurchase Agreement (1.4%)
	BNP Paribas Securities Corp.
	(Dated 11/30/09, Repurchase Value $655,203,000,
	collateralized by Federal Home Loan Mortgage Corp.
	4.500%-8.000%, 11/1/16-1/1/39, Federal National
	Mortgage Assn. 3.500%-6.590%, 2/1/11-4/1/48, and
	Government National Mortgage Assn. 4.350%-
	5.500%, 11/15/35-12/15/49)	0.160%	12/1/09	655,200	655,200

				Shares
Money Market Fund (0.1%)
7,8	Vanguard Market Liquidity Fund	0.199%		45,350,300	45,350

Total Temporary Cash Investments (Cost $700,550)					700,550

Total Investments (99.6%) (Cost $40,643,202)					47,127,330
Other Assets and Liabilities—Net (0.4%)[8]					197,646

Net Assets (100%)					47,324,976

10

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2009

* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $43,256,000.
1 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2009, the aggregate value of these securities was $1,817,288,000, representing 3.8% of net assets.
5 Scheduled principal and interest payments are guaranteed by FSA (Financial Security Association).
6 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
8 Includes $45,350,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
USD—United School District.

11

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Vanguard Wellington Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements (not presented herein) of Vanguard Wellington Fund (the “Fund”) as of November 30, 2009 and for the year then ended and have issued our unqualified report thereon dated January 11, 2010. Our audit included an audit of the Fund’s schedule of investments as of November 30, 2009. This schedule of investments is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this schedule of investments based on our audit.

In our opinion, the accompanying schedule of investments referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Philadelphia, PA
January 11, 2010

12

© 2010 Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA210 012010

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2009: $28,000
Fiscal Year Ended November 30, 2008: $33,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2009: $3,354,640
Fiscal Year Ended November 30, 2008: $3,055,590

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2009: $876,210
Fiscal Year Ended November 30, 2008: $626,240

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended November 30, 2009: $423,070
Fiscal Year Ended November 30, 2008: $230,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended November 30, 2009: $0
Fiscal Year Ended November 30, 2008: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

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(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2009: $423,070
Fiscal Year Ended November 30, 2008: $230,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLINGTON FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLINGTON FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: January 25, 2010

VANGUARD WELLINGTON FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: January 25, 2010

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on July 24, 2009, see file Number
2-88373, and a Power of Attorney filed on October 16, 2009, see File Number 2-52698, both Incorporated by Reference.